SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement	[_] Soliciting Material Under Rule 14a-12
[_] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_] Definitive Proxy Statement
[X] Definitive Additional Materials

Cypress Semiconductor Corporation
(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[_]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies: ———————————————————————————————————————
(2)	Aggregate number of securities to which transaction applies: ———————————————————————————————————————
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)	Proposed maximum aggregate value of transaction: ———————————————————————————————————————
(5)	Total fee paid: ———————————————————————————————————————

[_]	Fee paid previously with preliminary materials:

[_]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid: ———————————————————————————————————————
(2)	Form, Schedule or Registration Statement No.: ———————————————————————————————————————
(3)	Filing Party: ———————————————————————————————————————
(4)	Date Filed: ———————————————————————————————————————

April 18, 2002

Dear Stockholder:

          Cypress Semiconductor Corporation has filed an amendment to its Proxy Statement for its Annual Meeting of Stockholders to be held on May 2, 2002, a copy of the amendment is included with this letter. The table is to replace the Stock Options Cancelled and Reissued table on page 12 in the proxy. The purpose of the amendment was to provide additional information regarding option repricings that occurred in fiscal years other than our most recently ended fiscal year.

          We have enclosed for your convenience a proxy ballot. If you have already voted, you do not need to vote again. We hope that you are able to attend the Annual Meeting. Thank you for your on-going support and continued interest in Cypress.

Very truly yours, By: /s/ T. J. Rodgers T. J. Rodgers President and Chief Executive Officer

3901 NORTH FIRST STREET SAN JOSE, CA 95134-1599 4080-943-2600

Stock Options Cancelled and Reissued

	Ten-Year Option Repricings
Name	Date	Number of securities underlying options repriced or amended (#)	Market price of stock at time of repricing or amendment ($)	Exercise price at time of repricing or amendment(1)	New exercise price ($)(2)	Length of original option term remaining at date of repricing or amendment
Ralph H. Schmitt	10/08/2001	90,000	$13.91	$16.73	$16.84	9 yrs., 5 mos.
Vice President, Marketing	10/08/2001	70,000	$13.91	$23.19	$16.84	9 yrs., 2 mos.
and Sales	10/08/2001	40,000	$13.91	$39.63	$16.84	8 yrs., 10 mos.
	04/30/1992(3)	8,500	$ 4.75	$ 9.25	$ 4.75	9 yrs., 5 mos.

Antonio R. Alvarez	10/08/2001	70,000	$13.91	$23.19	$16.84	9 yrs., 2 mos.
Vice President, Memory	10/08/2001	60,000	$13.91	$16.73	$16.84	9 yrs., 5 mos.
Products Division and	10/24/1996	146,930	$11.00	$16.19	$11.00	9 yrs.
Research Development	04/30/1992(3)	80,000	$ 4.75	$ 9.25	$ 4.75	9 yrs., 5 mos.
	04/30/1992(3)	26,398	$ 4.75	$ 9.25	$ 4.75	9 yrs., 5 mos.

Emmanuel T. Hernandez	05/15/1998	200,000	$ 8.75	$11.56	$ 8.75	9 yrs., 5 mos.
Vice President, Finance and	10/24/1996	116,458	$11.00	$16.19	$11.00	9 yrs.
Administration, and Chief
Financial Officer

(1)	Reflects the exercise price of the options on the date of cancellation.

(2)	Reflects the exercise price of the options granted to replace the cancelled options.

(3)	Reflects the effect of the November 1, 1995 two for one stock split.

CYSEM2

PROXY

CYPRESS SEMICONDUCTOR CORPORATION

PROXY FOR 2002 ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of CYPRESS SEMICONDUCTOR CORPORATION, a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 4, 2002 and hereby appoints T. J. Rodgers and Emmanuel Hernandez, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2002 Annual Meeting of Stockholders of CYPRESS SEMICONDUCTOR CORPORATION to be held on May 2, 2002, at 10:00 a.m., local time, at its offices located at 3939 North First Street, San Jose, California 95134 and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote, if then and there personally present, on all matters coming before the meeting.

     A majority of such attorneys or substitutes as shall be present and shall act at said meeting or any adjournment or adjournments thereof (or if only one shall represent and act, then that one) shall have and may exercise all the powers of said attorneys-in-fact hereunder.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS OF THE COMPANY, AND AS SAID PROXIES DEEM ADVISABLE, ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

     SEE REVERSE SIDE

CYPRESS SEMICONDUCTOR CORPORATION 195 CHAMPION CT. SAN JOSE, CA 95134	If voting by proxy, you may vote by mail or by telephone or you may vote by using the Internet. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned your proxy card.

To vote by the Internet, read the 2002 proxy statement and follow these easy steps:

1.	Go to the following website: http://www.proxyvote.com

2.	Enter the information requested on your computer screen, including your twelve-digit control number located below.

3.	Follow the simple instructions on your computer screen.

To vote by telephone, read the 2002 proxy statement and follow these easy steps:

1.	Call toll-free 1-800-690-6903 in the United States or Canada anytime on a touch-tone telephone. There is no charge to you for the call.

2.	Enter the 12-digit control number located below.

Option #1: To vote as the Board of Directors recommends on ALL proposals: Press 1. When asked, please confirm your vote by pressing 1.

Option #2: If you choose to vote on each proposal separately, press 0 and follow the simple recorded instructions.
If you vote by the Internet or by telephone, PLEASE DO NOT mail back the proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	CYSEM1	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CYPRESS SEMICONDUCTOR CORPORATION

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2 BELOW:

1. ELECTION OF DIRECTORS	For All	Withhold All	For All Except

Nominees: 01) T.J. RODGERS 02) FRED B. BIALEK 03) ERIC A. BENHAMOU 04) JOHN C. LEWIS 05) ALAN F. SHUGART 06) JAMES R. LONG	[_]	[_]	[_]
To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below. ——————————————

Vote On Proposals	For	Against	Abstain

2. PROPOSAL TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT ACCOUNTANTS OF THE COMPANY FOR FISCAL YEAR 2002.	[_]	[_]	[_]

In their discretion, the proxies are authorized to vote upon such other matter or matters which may properly come before the meeting or any adjournment or adjournments thereof.

(This Proxy should be marked, dated, signed by each stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

MARK HERE FOR ADDRESS CHANGE AND NOTE TO THE RIGHT	[_]

————————————————— —————————— Signature [PLEASE SIGN WITHIN BOX] Date ————————————————— —————————— Signature (Joint Owners) Date